UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2005

Homestore, Inc.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26659 (Commission File Number)	95-4438337 (IRS Employer Identification No.)

30700 Russell Ranch Road
Westlake Village, California 91362
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code: (805) 557-2300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

     On April 15, 2005, Homestore, Inc. (the “Company”) and its subsidiary RealSelect, Inc., (“RealSelect”) entered into an Exclusivity Termination Agreement, effective as of April 6, 2005, with REALTORS® Information Network, Inc. (“RIN”) and its parent, the National Association of REALTORS® (“NAR”). The Exclusivity Termination Agreement amends the Operating Agreement dated November 26, 1996 between RIN and RealSelect, as amended (the “Operating Agreement”), and the Joint Ownership Agreement dated November 26, 1996 between NAR, the Company and NetSelect, L.L.C. (the “Joint Ownership Agreement”) by terminating the parties’ exclusivity obligations with respect to foreign property listings and commercial property listings under those agreements, which will allow the parties to engage in certain activities that were previously prohibited by the Operating Agreement and the Joint Ownership Agreement. The Exclusivity Termination Agreement does not affect the parties continuing exclusivity obligations with respect to United States residential property listings.

     In addition, the Exclusivity Termination Agreement terminates that certain Amended and Restated Agreement Regarding International Activities dated October 31, 2001 between the Company, RealSelect, RIN and NAR, an agreement that is not material to Homestore.

     The Company’s network of websites includes REALTOR.com®, the official site of NAR. The REALTOR.com® trademark and website address and the REALTOR® trademark are owned by NAR. NAR licenses these trademarks to RealSelect under a license agreement, and RealSelect operates the REALTOR.com® website under the Operating Agreement. The Operating Agreement contains a number of provisions that restrict how the Company operates its business. NAR also has significant influence over RealSelect’s corporate governance. NAR is entitled to have one representative as a member of the Company’s Board of Directors and two representatives as members of RealSelect’s Board of Directors (out of a current total of 8).

     A copy of the Exclusivity Termination Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Exhibits.

(c) Exhibits

10.1	Exclusivity Termination Agreement between Homestore, Inc., RealSelect, RIN and NAR

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMESTORE, INC.
Date: April 21, 2005	By:	/s/ Michael R. Douglas
Michael R. Douglas
Executive Vice President, General Counsel and Secretary

EXHIBIT INDEX

10.1	Exclusivity Termination Agreement between Homestore, Inc., RealSelect, Inc., REALTORS® Information Network, Inc. and the National Association of REALTORS®